                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    --------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported)
                                 JUNE 15, 1994



                              POPE & TALBOT, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                            1-7852                          94-0777139
(State of other jurisdiction of       (Commission File Number)               (IRS Employer
       incorporation)                                                     Identification No.)


                  1500 S.W. FIRST AVENUE
                     PORTLAND, OREGON                                            97201
         (Address of principal executive offices)                              (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      NONE
         (Former name or former address, if changed since last report.)

Item 5.          Other Events

    (a)          See Press Release attached as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)          Exhibits

                     99 - Press Release





                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 15, 1994.

                                       POPE & TALBOT, INC.




                                       By \s\ Carlos M. Lamadrid
                                           ---------------------
                                           Name:  Carlos M. Lamadrid
                                           Title: Chief Financial Officer

                              INDEX TO EXHIBITS


EXHIBIT NO.             DESCRIPTION
99                      Press Release
